SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2003

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable	1-737	75-0279735
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

        Texas Pacific Land Trust hereby incorporates by reference the contents of its press release, issued on December 15, 2003, announcing the settlement of claims on three oil and gas leases, a copy of which is filed herewith as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                  TEXAS PACIFIC LAND TRUST

Date:	December 15, 2003 By:/s/ Roy Thomas Roy Thomas General Agent and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of Texas Pacific Land Trust, dated December 15, 2003.